

Investor Presentation

August 2017

UBIQUITI NETWORKS

Forward Looking Statements

Certain statements in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “look”, "will", “anticipate”, “believe”, “estimate”, “expect”, "forecast", “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this presentation that could be deemed forward-looking statements include statements regarding our expectations for our financial results for the first fiscal quarter of 2018 and full fiscal year 2018 and statements regarding expectations related to our cash position, expenses, days sales outstanding in accounts receivable, number of distributors and resellers, shipments, the roll-out of our consumer retail channel, introduction of new consumer products, gross margin, research and development, sales, general and administrative expenses, tax rates, inventory turns, growth opportunities and rates, demand and long term global environment for our products, our markets and market share for our products, new products, and financial performance estimates including revenues, GAAP diluted EPS and non-GAAP diluted EPS for the Company’s first fiscal quarter of 2018 and full fiscal year 2018, and any statements or assumptions underlying any of the foregoing. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not limited to, fluctuations in our operating results; varying demand for our products due to the financial and operating condition of our distributors and their customers, and distributors' inventory management practices; political and economic conditions and volatility affecting the stability of business environments, economic growth, currency values, commodity prices and other factors that may influence the ultimate demand for our products in particular geographies or globally; impact of counterfeiting and our ability to contain such impact; our reliance on a limited number of distributors; inability of our contract manufacturers and suppliers to meet our demand; our dependence on Qualcomm Atheros for chipsets without a short-term alternative; as we move into new markets competition from certain of our current or potential competitors who may be more established in such markets; our ability to keep pace with technological and market developments; success and timing of new product introductions by us and the performance of our products generally; our ability to effectively manage the significant increase in our transactional sales volumes; we may become subject to warranty claims, product liability and product recalls; that a substantial majority of our sales are into countries outside the United States and we are subject to numerous U.S. export control and economic sanctions laws; costs related to responding to government inquiries related to regulatory compliance; our reliance on the Ubiquiti Community; our reliance on certain key members of our management team, including our founder and chief executive officer, Robert J. Pera; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; whether the final determination of our income tax liability may be materially different from our income tax provisions; the impact of any intellectual property litigation and claims for indemnification; litigation related to U.S. Securities laws; and economic and political conditions in the United States and abroad. We discuss these risks in greater detail under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2016, and subsequent filings filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC's website at www.sec.gov. Copies may also be obtained by contacting the Ubiquiti Networks Investor Relations Department, by email at IR@ubnt.com or by visiting the Investor Relations section of the Ubiquiti Networks website, http://ir.ubnt.com. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management's beliefs and assumptions only as of the date made. Except as required by law, Ubiquiti Networks undertakes no obligation to update information contained herein. You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect.

A Different Kind of Networking Technology Company With a Successful, Disruptive Business Model

Global Markets Targeted	Products	Disruptive Pricing	EPS Growth 2013-2017[1]
Underserved & Underpenetrated	**Innovative, high performance, easily deployable**	**Up to 80% lower cost than competitors**	**37% CAGR**






1. Throughout this presentation, our results for the full year fiscal 2017 are preliminary until we file the 10K later in August. Diluted EPS for the fiscal year ending June 30, 2013 of $0.89 through the fiscal year ending June 30, 2017 of $3.09

Disruptive Business Model. Delivering High Performance

A high performance company

Disruptive business model

Two growth segments

Long growth runway


AMPLIFI

AT A GLANCE

Two Segments. Strong Global Footprint

Year Ending June 30, 2017

Revenue Breakdown
$865M



By Product Mix
Enterprise[1]
47%
53%
Service Provider



By Geography
Asia Pacific
11%
North America
38%
EMEA
39%
12%
South America

Key Metrics

Countries & territories	>180
Distributors	>100
Sales outside N. America	62%
Employees in R&D	~60%
Stock repurchases	$333M[2]
Market cap	~$5B

1. Enterprise segment includes Consumer Technology
2. For the period Fiscal 2015 through Fiscal 2017

Global Exposure to Rapidly Growing Markets

Revenue Breakdown by Region - Fiscal 2017



38%
N. America
39%
EMEA
11%
Asia Pacific
12%
S. America

- 62% of Ubiquiti's revenue from outside N. America.
- Serving fast growing and previously underserved & underpenetrated markets

A Company on the Move



2005 - 2011	2011 - 2016	2017+
• Built disruptive business model – targeted initial market	• Expanded into adjacent markets – leveraged low operating cost model	• Long growth runway – multiple opportunities

Success in Initial Target Market Demonstrated Power of Our Business Model

- Targeted and transformed wireless broadband in underserved markets
- Superior product at disruptive price
- Shipped 37+ million airMAX® units to ~60 countries (life-to-date)

Built $2B airMAX® business


airMAX ac

Expanded into Adjacent Markets that Leveraged Core Expertise

Ubiquiti Platform	Target Market	Total Addressable Market[1]
UniFi	• Enterprise Wi-Fi (AP, Switches, Routers)	$30B
UniFi Video	• Video Surveillance	$ 5B
AmpliFi	• Consumer Home Wi-Fi	$4B
EdgeMax	• Carrier Routing and Switching	$ 4B
airFiber	• Wireless Backhaul	$ 4B
Total		**$47B**






1. Sources include Gartner Enterprise WLAN Network Revenue estimated global sales calendar 2016 and IDC estimates for Enterprise Wi-Fi and Consumer Wi-Fi (Worldwide Enterprise Networking Infrastructure 2017 Report)

Ubiquiti Networks Provides an Integrated End-to-End Solution

Service Provider Technology

"Last Mile" Solutions



airFiber
Wireless Backhaul

EdgeMAX
Edge Routing

airMAX
Point-to-Multipoint

Enterprise Technology

Broadband Utilization



UniFi
WLAN

UniFi VIDEO
IP Video Surveillance

UniFi
Controller

UniFi SECURITY GATEWAY
Routing and Security

UniFi SWITCH
Advanced Switching

Consumer Technology

Wi-Fi Mesh



AMPLIFI
Home Wi-Fi Mesh Systems



Successful Revenue Growth in Targeted Markets


28%
CAGR
$321M
$573M
$596M
$666M
$865M
Enterprise Segment
Service Provider Segment
FY '13
FY '14
FY '15
FY '16
FY '17



Results: An Unusual Combination – Disruptive Model + Highly Profitable

Revenues
($M)


$865M
2.7X
$321M
2013
2017
Fiscal Period

EPS[1]
($)


$3.09
3.5X
$0.89
2013
2017
Fiscal Period

Net Cash
($M)


$348M
2.3X
$152M
2013
2017
Fiscal Period







1. Diluted

Disruptive Business Model. Delivering High Performance

A high performance company

Disruptive business model

Two growth segments

Long growth runway


AMPLIFI

A Disruptive Business Model

1. Target underserved and underpenetrated markets
2. Deliver innovative, high performance products


The Ubiquiti Community
COMMUNITY

3. Low cost operations and new product development
4. Disruptive pricing
5. Unmatched financial profile

The Ubiquiti Community – A Core Competitive Advantage With 4 Million Registered Users Globally

2016 Key Metrics

Active user sessions	11M
Active member visits	3M
Private message views	230K
New members registered	173K

Ubiquiti Community


COMMUNITY
STORE
HOME
FORUMS
STORIES
BLOGS
SUPPORT
QUICK LINKS
Search
LAST 105 POSTS
25
39
8
26
Map data ©2017
2000 km
Terms of Use
CHOOSE A PLATFORM FROM BELOW
UniFi
airMAX
airFiber
EdgeMAX

USERS
4 million registered

FORUMS
1.3 million posts

STORIES
1,400 posts

Advantages of Ubiquiti Community

Highly engaged and loyal evangelists	✓
Drives market awareness, avoids traditional sales force	✓
Real-time feedback to R&D teams → faster, lower cost product development	✓
Scalable and self-sustaining	✓






1. Target Underserved Markets

Characteristics of Targeted Markets	Market Examples		
	Fixed Wireless airMAX	Enterprise – UniFi AP, Switches, Cameras…	Consumer AmpliFi
Underserved by traditional players	✓	✓	✓
Need for high performance, easy to install and maintain products	✓	✓	✓
Price sensitive	✓	✓	✓
Good growth potential	✓	✓	✓

1. Target Underserved Markets

Service Provider – Examples

- Emerging markets "unconnected" and developed markets "under-connected" or price sensitive
- New products (UFiber) to allow WISP's to compete with traditional ISP's



Enterprise Solutions – Examples

- Small, medium & large businesses in need of high performance, price sensitive solutions
- Hospitality, manufacturing, retail, education & many other verticals
- The connected home



2. Develop Innovative, High Performance Products

- High performance
  - include proprietary components, protocols and processes
  - latest technologies
- Intellectual property[1]
  - 39 patents in U.S., 20 in foreign countries, 130 pending
- "Last entrant" advantage
  - designed from blank sheet of paper
  - focus on most valuable features, avoid fringe features











1. Source: The Company's Form 10-K filed for the period ending June 30, 2016

3. Low Cost Operations

Avoids Cost of a Sales Force

- Distributors, resellers and connection with Ubiquiti Community drive sales



+

Highly Productive R&D

- Hire elite engineers, lower cost countries (Eastern Europe & China)



+

Low Cost Manufacturing

- Contract manufacturing in China
- Low cost bill of material



Operating Expenses

12%

of sales vs. ~20-90% for peers[1]

1. Source Bloomberg data for LTM period at Aug. 9, 2017. Peers include: Aerohive, Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear and MSI

4. Deliver Products at Industry Leading / Disruptive Prices

In February 2017, the Company launched UniFi AC HD, the highest performance access point in the industry at the best value


High
Performance
Low
UAP AC HD
Vendor C
Vendor A
Vendor R
$0
$300
$600
$900
$1,200
$1,500
$1,800
Price



Note: Graph is for illustrative purposes only.

5. Financial Profile of a Disruptive Player

Mid-range Gross Margin
(Disruptive Pricing)


25%-76%
53%
46%
Peer Avg
UBIQUITI NETWORKS

Leanest OpEx to Sales


20%-90%
45%
12%
Peer Avg
UBIQUITI NETWORKS

Highest Sales per Employee


$1.3M
$0.3-$1.3M
$0.5
Peer Avg
UBIQUITI NETWORKS

Highest 3-YR Net Income Margin


28%
-28%-19%
4%
Peer Avg
UBIQUITI NETWORKS

Note: UBNT data is for period(s) ending June 30, 2017. Peer data is for the LTM period for data as of Aug. 9, 2017. Capital Peers include: Aerohive, Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear and MSI. Source data is from Bloomberg & provided in the Appendix.

Disruptive Business Model. Delivering High Performance

A high performance company

Disruptive business model

Two growth segments

Long growth runway


AMPLIFI

Two Growth Segments

Long Term Sustainable Growth

Service Provider Solutions



- $455M 2017 revenues
- 53% of total

Enterprise Solutions



- $410M 2017 revenues
- 47% of total

Disruptive Business Model

Service Provider Solutions – Consistent and Steady Growth

Profile

Key products[1]:

airMAX ac



airFiber



UFiber



airFiber LTU


airFiber
LTU
airFiber
LTU

Revenues


4%
CAGR
$418M
$418M
$455M
2015
2016
2017
Fiscal Year

F’17 up 9% over F’16

1. airMAX AC GEN2 was launched in March 2017; UFiber aunch occurred in July 2017; airFiber LTU is still in development

SERVICE PROVIDER

Positioned in Large, Growing Market[1]

Note: Market size and growth here does not include GPON (new in F2018)

Market Size 2016


Total Market
(incl. WISP FWA subscription revenue)
$10B
Total
Addressable Market
$1.4B
UBIQUITI
NETWORKS
$0.4B

Market Growth 2016-2020

5-10%
annually



1. Source: IDC custom Fixed Wireless Access (FWA): Global and Regional Market Opportunity Analysis dated October 2013, and Management estimates. Total market includes FWA recurring service revenues

Typical airMAX® Network Setup


airFiber® X Antenna
with airFiber X Radio
airFiber® X Antenna
with airFiber X Radio
Point-to-Point (PtP)
Backhaul Link
Internet Backbone
ISP Network
airPrism Antenna
with Rocket5ac
Prism Radios
PtMP (Point-to-MultiPoint)
airMAX AC Links
Corporate Buildings
Internet Cafe
Small Business

Case Study: Sling Broadband

Background:

- One of the largest wireless internet service providers in North America operating in 30 regional markets with thousands of customers and covering 5,000 sq. miles
- Long-haul networks cover 6,100 miles of fiber and connect several major Southern states

Product Requirements:

- Sought out a carrier-grade solution at a competitive price point and with a robust architecture that could withstand harsh weather conditions

Ubiquiti solution:



- Used airMAX products to network
- 5,000 NanoStation devices
- 500+ NanoBridge devices
- 3,000+ Rocket radios paired with RocketDish or Sector Antennas

Result:



- Implementation and products exceeded expectations, additional roll outs planned for Chicago, NYC, Los Angeles and Dallas





Two Growth Segments

Long Term Sustainable Growth

Service Provider Solutions



- $455M 2017 revenues
- 53% of total

Enterprise Solutions



- $410M 2017 revenues
- 47% of total

Disruptive Business Model

Enterprise Solutions Continuing to Grow Rapidly

Profile

Key products[1]:

UniFi AC



UniFi VIDEO



UniFi SWITCH



UniFi AC HD



UniFi SECURITY GATEWAY



AMPLIFI


AMPLIFI

Revenues


50% CAGR
$122M
$178M
$248M
$410M
2014
2015
2016
2017
Fiscal Year

F'17 up 65% over F'16

1. UniFi AC HD AP launched 3QF17; AmpliFi launched 2QF17

Positioned in Large, Growing Market[1]

Note: Market size and growth here does not include Consumer Home Wi-Fi (launched in F2017)

Market Size 2016


Total Market
$35-$40B
Total
Addressable Market
$10-$15B
UBIQUITI
NETWORKS
$0.4B

Market Growth 2016-2020

10-15%
annually



1. Sources: Dell'Oro Group WLAN 5-Yr Forecast Report January 2017, Gartner study, August 2016 and International Data Corporation (IDC) Worldwide Quarterly WLAN Tracker

Rapidly Gaining Market Share in Wireless LAN Market[1]

Global Market



$4.3B
$4.9B
+13%
2014
2016

Ubiquiti Global Access Point Sales

(Per Dell'Oro)



$120M
$208M
+73%
2014
2016

Global Unit Market Share UniFi Access Points

(Per Dell'Oro)



12%
16%
+34%
2014
2016

2017 Market Share @ >19%

1. Data for Enterprise Wireless LAN Data Network segment source Dell'Oro February 2017 (Access Points only), and Dell'Oro 1Q'17 vendor tables dated July 25, 2017

Typical UniFi® Network Setup Clients Want Convergence and Flexibility[1]


University / Industrial Campus
Corporate Buildings
UniFi
Controller
Internet Cafe
Hotel
Dorm or Residence

Total network control on ONE screen

1. Controller Advantage: 2016 wired and wireless access LAN infrastructure customer reference survey by Gartner found that over 70% of clients prefer a single vendor to deploy their access layer solution

Case Study: World Record Set with High-Performance Event Wi-Fi

The Company

- KINnect YOU, a family history event for youths, was held at Burns Arena. KINnect YOU set a world record during a 30-minute period: 18,563 memories uploaded and 12,111 photos tagged using UniFi AC HD Access Points

The Deployment

- Ubiquiti Networks® UniFi® AC HD APs maximize wireless performance in a high-density location
- With almost 2000 participants simultaneously online at peak times, they consistently experienced upload and download speeds of 50+ Mbps





Burns Arena St. George, Utah



Disruptive Business Model. Delivering High Performance

A high performance company

Disruptive business model

Two growth segments

Long growth runway


AMPLIFI

Continuing to Execute Consistent and Proven Strategy

1. Continue to deliver high performance products — at disruptive prices
2. Leverage technologies / business model into adjacent markets
3. Maintain / extend technology leadership
4. Continue to grow powerful user community
5. Continue to cross-sell existing customers



Growth Drivers Next 2-3 Years

$1B-$1.15B in Revenue and $3.70-$4.30 Diluted EPS Fiscal 2018

Service Provider

- airMAX AC GEN2 upgrade cycle
- New UFiber GPON offering to enable WISP's to compete with traditional ISP's in developing markets (in Beta)
- Other new high ASP sophisticated products containing custom ASIC chips – game changing airFiber LTU – Launch TBD


airMAX ac

Sales CAGR Goal
5%-30%

Enterprise Solutions

- Strong Y-o-Y growth in UniFi Family
- Continued share gains, attracting larger businesses globally
- Consumer play including online and retail distribution – Amazon, Best Buy, Game Stop & Sam's Club
- New launches at higher ASP's – e.g. UniFi AC HD $349 + UniFi Elite service



Sales CAGR Goal
30%-50%

Company Sales CAGR Goal
15%-40%

Longer Term will Continue to Deliver Industry-Leading Financial Profile

As % of Revenues	F2017	Long Term Model
Revenues	100%	100%
Gross margin	46%	45% - 50%
R&D	8%	6% - 8%
SG&A	4%	3% - 5%
Operating margin	34%	30% - 38%
Net income margin	30%	25% - 35%







Current Valuation – Set to Improve as Margin Sustainability and Growth Profile Understood

Calendar 2017 P/E Ratio[1]


High Growth Peer Average
22x
UBIQUITI
NETWORKS
15x

High Growth Peers

- Arista
- A10
- Avigilon
- Fortinet
- Infinera
- NETGEAR

1. Prices and 2017 Forecasted EPS at 08/02/17

Disruptive Business Model. Delivering High Performance

The Performance	• Proven, consistent performance → outgrowing the industry
The Business Model	• Disruptive business model
The Products	• Continually introducing disruptive price / performance products
The Future	• Long growth runway, sustainable and defensible model




WIDE ANGLE


AMPLIFI

About Ubiquiti Networks

Ubiquiti Networks, Inc. (Nasdaq: UBNT) eliminates barriers to connectivity for under-networked enterprises, communities and consumers with its leading-edge platforms that connect hundreds of millions of people throughout the world. With over 70 million devices sold worldwide, through a network of over 100 distributors, to customers in more than 200 countries and territories, Ubiquiti has maintained an industry-leading financial profile by leveraging a unique business model to develop products that combine innovative technology with disruptive price-to-performance characteristics. Our growth is supported by the Ubiquiti Community, a global grass-roots community of 4 million entrepreneurial operators and systems integrators who engage in thousands of forums. For more information, join our community at http://www.ubnt.com.

Ubiquiti, Ubiquiti Networks, the U logo, UBNT, airMAX, airFiber, mFi, EdgeMAX, UniFi, AmpliFi and UFiber are registered trademarks or trademarks of Ubiquiti Networks, Inc. in the United States and other countries.

INVESTOR RELATIONS CONTACT:

Laura Kiernan
SVP Investor Relations
Ubiquiti Networks, Inc.
Laura.Kiernan@UBNT.com
Ph: 1-914-598-7733



Appendix

UBNT Key Metrics Versus Peers[1]
In Order of 3-Yr. Net Income Margin Percentage

Ticker	LTM Gross Margin %	LTM Op. Margin %	Sales/ Employee (millions)	Net Income Margin 3 Yr. Avg. %	Calendar 2017 P/E Ratio
UBNT US	**46%**	**34%**	**$1.3**	**28%**	**15**
CSCO US	63%	26%	$0.7	19%	12
MSI US	48%	21%	$0.4	17%	16
ANET US	64%	25%	$0.7	14%	26
BRCD US	65%	16%	$0.4	12%	12
AVO CN	52%	7%	$0.3	11%	20
CAMP US	41%	4%	$0.7	6%	12
JNPR US	62%	18%	$0.5	5%	12
HPE US	29%	7%	$0.3	5%	11
FTNT US	74%	5%	$0.3	4%	39
NTGR US	31%	9%	$1.3	3%	17
ARRS US	25%	4%	$1.0	2%	9
INFN US	45%	-1%	$0.4	1%	12
ATEN US	76%	-7%	$0.3	-20%	20
HIVE US	67%	-20%	$0.2	-28%	NA
Average	**53%**	8%	**$0.5**	**4%**	**17**

1. Rounded data sourced from Bloomberg on August 9, 2017 for the latest twelve months reported data (except three year data ending same period). Peers include: Aerohive, Arista, Arris, A10, Avigilon, Brocade, CalAmp, Cisco, Fortinet, HPE, Infinera, Juniper, Netgear and Motorola Solutions